                                                                   Exhibit 10.54

                                STATE OF NEW YORK
                       NEW YORK STATE DEPARTMENT OF LABOR
                               AMENDMENT NO. 4 TO
                       COMPTROLLER'S CONTRACT NO. C000857
                   WITH CLEARBLUE TECHNOLOGY MANAGEMENT, INC.

         THIS AGREEMENT is made this 12th day of November, 2002 by and between the People of the State of New York, acting by and through Linda Angello. the Commissioner of Labor, whose office is at the 5th Floor of Building 12. Governor
W. Averell Harriman State Office Building Campus, Albany, New York 12240 (hereinafter referred to as "Labor" or "State") and ClearBlue Technology Management, Inc., a corporation authorized to do business in the State of New York, with an office at 224 Harrison Street, Syracuse, N.Y. 13202 (hereinafter referred to as "ClearBlue" or "Contractor").

                              W I T N E S S E T H:

         WHEREAS, the parties entered into Comptroller's Contract No. C000857 (hereinafter "Contract") approved by the State Comptroller on November 30, 2000. for the provision of Software development and maintenance. Web Hosting and Help Desk services (hereinafter "Software Services"); and

         WHEREAS, the Contract provided for the Department to spend $19,000,000 for Software Services and to increase additional expenditures in an amount of up to $82,000,000 over a term of five (5) years subject to the periodic extension of funding (hereinafter "Contract Funding") from the United States Department of Labor; and

         WHEREAS, Amendment No. 1 increased the Contract Funding $4,833,407 to provide additional Software Services; and

         WHEREAS, Amendment No. 2 increased the Contract Funding $25,540,000 to provide additional Software Services; and

         WHEREAS, Amendment No. 3 increased the Contract Funding $4,384,994 to provide additional Software Services, increased the hourly billable rates in accordance with the Consumer Price Index for Syracuse, and assigned the Contract from Applied Theory Corporation, Inc. to ClearBlue Technologies Management, Inc.; and

         WHEREAS, the parties are ready, willing and able to enter into such an amendment (hereinafter "Contract Amendment No. 4").

         NOW THEREFORE, in consideration of the mutual undertakings and covenants herein contained the parties agree as follows:

         1. The Contract Funding is hereby increased to permit the Department to spend an additional $ 18,952,142 for Software Services in accordance with the rates and terms contained in the Contract and the Scope of Services, attached hereto and hereby incorporated by reference.

         2. The Contract scope is hereby amended to permit the Department to provide Software Services on behalf of the Rhode Island Department of Labor and Training in accordance with the Memorandum of Agreement attached hereto. The Memorandum of Agreement describes Software Services to be provided, along with associated costs, and becomes part of this Contract.

         3. This Agreement shall be deemed executory only to the extent of funding available to the State for the performance of the terms hereof and no liability on account thereof shall be incurred by the State of New York beyond monies available for purpose thereof.

         4. This Agreement shall be governed by the laws of the State of New York.

         5. Appendix A, standard clauses for New York State contracts, attached hereto, is hereby expressly made a part of this Agreement as fully as if set forth at length herein.

         6. In all respects not inconsistent with this Contract Amendment No. 4. the terms of the Contract as originally entered into shall remain in full force and effect and binding upon the parties hereto.

         7. This Contract Amendment No. 4 the Contract and any prior amendments, constitute the entire Agreement between the parties hereto and no statement, promise, condition, understanding, inducement or representation, oral or written, expressed or implied, which is not contained herein shall be binding or valid and this Agreement shall not be changed, modified or altered in any manner except by an instrument in writing executed by both parties hereto.

         8. This Contract Amendment No. 4 shall not be deemed executed, valid or binding unless and until approved in writing by the Attorney General and the State Comptroller.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                      CONTRACT NUMBER C0008S7

                                      Agency Certification
                                      "In addition to the  acceptance of this
                                      contract. I also certify that original
                                      copies of this signature page will be
                                      attached to all other exact copies of this contract."

CLEARBLUE TECHNOLOGIES                THE PEOPLE OF THE
MANAGEMENT, INC.                      STATE OF NEW YORK

BY: /s/ Denis Martin                  BY: /s/ Paul D. Danaher
    ---------------------                 ---------------------------
TITLE: Sr. V.P. Products & Services   TITLE: Principal Accountant (ES)
FEDERAL I.D. No.: 75-3051663                 11-15-02

APPROVED AS TO FORM                   APPROVED
ELIOT SPITZER                         H. CARL MCCALL
ATTORNEY GENERAL                      STATE COMPTROLLER

                                      BY: /s/ Illegible
                                          --------------------------
                                          For The State Comptroller
                                          December 19, 2002

                                STATE OF NEW YORK
                               DEPARTMENT OF LABOR
            Governor W. Averell Harriman State Office Building Campus
                             Albany, New York 12240

December 19, 2002

Ms. Terri Luckett
Director, Contracts Management
Clear Blue Technologies
2224 Harrison St., 8th Fl.
Syracuse, NY 13202
T: (315) 453-2912, Ext. 5225
F: (315) 479-0824

RE:  CLEAR BLUE
     CONTRACT C000857
     AMENDMENT 4

Dear Ms. Luckett:

         Please accept this letter as notice that we are striking all provisions in Amendment 4 that relate to the Memorandum of Agreement with the Rhode Island Department of Labor & Training.

         The specific portions of Amendment 4 that are dropped with this letter are as follows:

     -   Amendment page 2, item number 2.

     -   Attached Memorandum of Agreement.

     To effect this change, please have an authorized representative execute each of the enclosed copies. Kindly return an advance copy to me by fax at (518) 457-0620. Thereafter, please send the original to us by overnight delivery. We will then sign the fax and forward it to OSC for approval.

Sincerely,

/s/ Paul D. Danaher

Paul D. Danaher
Principal Accountant (ES)

CLEARBLUE TECHNOLOGIES                         THE PEOPLE OF THE STATE
MANAGEMENT, INC.                               OF NEW YORK

BY: /s/ Ben Hawley                             By: /s/ Paul D. Danaher
    ------------------------------             -------------------------------
NAME: Ben Hawley                               NAME: Paul D. Danaher
TITLE: General Manager                         TITLE: Principal Accountant (ES)
FEDERAL I.D. No.:75-3051663

                            CORPORATE ACKNOWLEDGEMENT

STATE OF NEW YORK  }

                   }SS:

COUNTY OF Onondaga }

         On the day of December 19th in the year 2002 before me personally came Benjamin P. IIawley to me known, who, being by me duly sworn did depose and say the he resides at Skaneateles, NY; that he is the General Manager of the ClearBlue Technologies Management, Inc., the corporation described in and which executed the above instrument; and that he signed his/her name thereto by authority of the Board of Directors of said corporation.

                                                   /s/ Patricia J. Foster
                                                   -----------------------------
                                                   Notary Public

OFFICE OF THE STATE COMPTROLLER
Approved 12/19/2002
Dept. of Audit & Control
NAME Illegible